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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 28, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-19557                36-3777824
  ----------------------------     --------------       ---------------------
  (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)           File Number)         Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                      ------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       (b) Frank Devine has resigned as a director of Salton, Inc. effective April 25, 2005.

                                    SIGNATURE


       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2005

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        -------------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director




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